Fiscal 2025 First-Quarter Earnings Conference Call /////// November 5, 2024 Exhibit 99.3

Forward-looking Statements and Non-GAAP Financial Measures Forward-looking statements – Statements made in this presentation and the accompanying webcast that are not statements of historical or current facts, such as those related to our ability to advance our long-term strategies and develop innovations for, transform and improve healthcare, our ability to find a partner for our Contigo Health business and the potential benefits thereof, our ability to fund and conduct share repurchases pursuant to the outstanding share repurchase authorization and the potential benefits thereof, the payment of dividends at current levels or at all, guidance on expected future financial performance and assumptions underlying that guidance, and our expected effective income tax rate are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Premier to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “remains committed to,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to Premier’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to risks and uncertainties, many of which are outside Premier’s control. More information on risks and uncertainties that could affect Premier’s business, achievements, performance, financial condition, and financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Premier’s periodic and current filings with the SEC, including the information in those sections of Premier’s Form 10-K for the year ended June 30, 2024 as well as Premier’s subsequent Quarterly Reports on Form 10-Q, including the Form 10-Q for the quarter ended September 30, 2024, expected to be filed with the SEC shortly after this presentation. Premier’s periodic and current filings with the SEC are made available on the company’s website at investors.premierinc.com. Forward-looking statements speak only as of the date they are made, and Premier undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events that occur after that date, or otherwise. Non-GAAP financial measures – This presentation and accompanying webcast include certain “adjusted” and other “non-GAAP” financial measures, including free cash flow, as defined in the SEC’s Regulation G. These measures are not in accordance with, or an alternative to, GAAP. This presentation and the Appendix to this presentation include schedules that reconcile the historical non-GAAP financial measures included in this presentation to the most directly comparable GAAP financial measures. You should carefully read Premier’s earnings release and Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, expected to be filed shortly after this presentation, for definitions of Premier’s non-GAAP financial measures and further explanation and disclosure regarding Premier’s use of non-GAAP financial measures, and such information should be read in conjunction with this presentation. These materials are made available on the company’s website at investors.premierinc.com.

Overview Michael J. Alkire President and Chief Executive Officer Financial and Operational Review Craig McKasson Chief Administrative and Financial Officer

Fiscal 2025 first-quarter highlights Slightly exceeded expectations for total net revenue and profitability Reaffirming full-year fiscal 2025 guidance Continued to return value to stockholders through quarterly cash dividend and repurchase of shares under the $1 billion share repurchase authorization

Technology-enabled supply chain strategy Collaborating with members to identify additional cost savings opportunities Enhancing contract penetration in group purchasing programs Strong member relationships have driven progress in contract renewals, which are also opening the door to have deeper and more strategic discussions Continuing to support member hospitals and health systems that are recovering from recent hurricanes

AI-driven performance improvement strategy Renewed and extended engagement with a government agency that leverages Premier’s dataset and proprietary performance improvement methodology to scale improvements in materials and infant health outcomes Expanded partnership with one of the top pharmaceutical companies in the world to include additional real-world evidence and observational research related to their innovations in Alzheimer’s Disease

Fiscal 2025 first quarter financial highlights GAAP net income of $72.9 million; $0.72 per fully diluted share Performance Services segment net revenue decreased 9% to $96.8 million Adjusted EBITDA* decreased 33% to $62.4 million, adjusted net income* decreased 38% to $34.7 million and adjusted EPS* of $0.34 decreased 28% Supply Chain Services segment net revenue decreased 7% to $151.4 million GPO net administrative fees revenue decreased 12% Software licenses, other services and support revenue increased 40% *These are non-GAAP financial measures. Refer to the Appendix for adjusted EBITDA, adjusted net income, adjusted earnings per share reconciliations to the corresponding GAAP measures. (Compared with fiscal 2024 first quarter) Total net revenue decreased 8% to $248.1 million On October 1, 2024, the company announced that it had divested its ownership position in the S2S Global direct sourcing business. As such, and unless stated otherwise, all results presented in the following release reflect those of continuing operations. In addition, as the divestiture process for the Contigo Health business remains ongoing, results presented in this presentation will continue to include contributions from that business.

Strong financial position with flexible balance sheet Cash flow from operations of $80.0 million Free cash flow* of $16.2 million Cash and cash equivalents of $87.0 million No outstanding balance on $1.0 billion unsecured, revolving credit facility *This is a non-GAAP financial measure. Refer to the Appendix for a reconciliation of free cash flow to the corresponding GAAP measure. (As of and for the quarter ended September 30, 2024) Completed the following under the existing $1 billion share repurchase authorization: 1) completed the $400 million accelerated share repurchase transaction in July, which resulted in the receipt and retirement of approximately 19.9 million Class A common shares 2) repurchased 2.9 million Class A common shares for $58 million in market transactions in August and September – completion of remainder of current $200 million program expected by end of 2024 Paid dividends of $21.3 million to stockholders in fiscal 2025 first quarter Board declared a dividend of $0.21 per share, payable on December 15, 2024, to stockholders of record as of December 1, 2024

Company reaffirming fiscal 2025 guidance * Adjusted EBITDA, adjusted EPS and free cash flow presented in this financial guidance are forward-looking non-GAAP measures. Premier does not provide a reconciliation of non-GAAP forward-looking guidance as certain financial information, the probable significance of which cannot be determined, is not available and cannot be reasonably estimated. Refer to “Use of Forward-Looking Non-GAAP Measures” on slide 13 for additional explanation. Also, Total Net Revenue Excluding Contigo Health is a forward-looking non-GAAP measure. Refer to “Changes impacting fiscal 2025 reporting and guidance” on slide 11 for additional explanation. Guidance Metric Fiscal 2025 Guidance Range* (as of November 5, 2024) Segment Net Revenue: Supply Chain Services Performance Services Excluding Contigo Health   $560 million to $610 million $370 million to $410 million Total Net Revenue Excluding Contigo Health $930 million to $1.02 billion Adjusted EBITDA $235 million to $255 million Adjusted EPS $1.16 to $1.28 Fiscal 2025 guidance is based on the realization of the following key assumptions: Net administrative fees revenue of $495 million to $525 million, which includes $60 million to $75 million in revenue related to non-healthcare member purchasing Supply Chain Services segment software licenses, other services and support revenue of $65 million to $85 million Capital expenditures of $90 million to $100 million Effective income tax rate in the range of 25% to 27% Cash income tax rate of less than 5% Free cash flow of 45% to 55% of adjusted EBITDA Does not include the impact of any significant acquisitions or share repurchases subsequent to completion of the $400 million accelerated share repurchase transaction in July 2024

Appendix

Changes impacting fiscal 2025 reporting and guidance On October 1, 2024, the company announced that it had divested its ownership position in the S2S Global direct sourcing business. As such, and unless stated otherwise, all results presented in the following release reflect those of continuing operations. In addition, as the divestiture process for the Contigo Health business remains ongoing, results presented in this presentation will continue to include contributions from that business. As a result of our previously announced plan to divest majority interests in our Contigo Health, we are presenting guidance excluding any financial contributions from this business for fiscal 2025. In conjunction with the evolution of our digital supply chain strategy to more tightly align Remitra’s strategic and operational capabilities with our GPO, we have determined it is more appropriate to report the Remitra business as part of the Supply Chain Services segment beginning in fiscal 2025. Based upon shareholder and analyst feedback, we decided it is appropriate, following the close of the sale of our non-healthcare GPO operations, to exclude the impact of the OMNIA transaction including associated revenues sold, imputed interest expense and cash taxes paid on proceeds received from our non-GAAP profitability measures moving forward. We will present our adjusted EBITDA, adjusted net income, adjusted EPS and free cash flow on a comparable basis, excluding these impacts from the OMNIA transaction, effective in fiscal 2025.

Fiscal 2025 Non-GAAP Walk to Align to Fiscal 2025 Guidance Presentation Supplemental Financial Information Fiscal 2025 Non-GAAP Walk to Align to Fiscal 2025 Guidance Presentation (Unaudited) (In thousands) Performance Services Three Months Ended September 30, 2024 Total Premier, Inc. Three Months Ended September 30, 2024 Net Revenue (a) $96,754 Net Revenue $248,142 Less: Contigo Health (7,646) Less: Contigo Health (7,646) Net Revenue excluding Contigo Health (a) $89,108 Net Revenue excluding Contigo Health $240,496 Adjusted EBITDA $62,428 Less: Contigo Health (b) 2,227 Adjusted EBITDA excluding Contigo Health $64,655 Includes intersegment revenue that is eliminated in consolidation. Contigo Health Adjusted EBITDA for the fiscal 2025 first quarter was a loss and therefore added back to the total. Note: Net Revenue excluding Contigo Health, Adjusted EBITDA and Adjusted EBITDA Excluding Contigo Health are non-GAAP financial measures. Refer to slide 14 in the Appendix for a reconciliation of Adjusted EBITDA and Adjusted EBITDA Excluding Contigo Health to the corresponding GAAP measures.

Use of Forward-looking Non-GAAP Financial Measures The company does not meaningfully reconcile guidance for non-GAAP adjusted EBITDA and non-GAAP adjusted earnings per share to net income attributable to stockholders or earnings per share attributable to stockholders because the company cannot provide guidance for the more significant reconciling items between net income attributable to stockholders and adjusted EBITDA and between earnings per share attributable to stockholders and non-GAAP adjusted earnings per share without unreasonable effort. This is due to the fact that future period non-GAAP guidance includes adjustments for items not indicative of our core operations, which may include, without limitation, items included in the supplemental financial information for reconciliation of reported GAAP results to non-GAAP results. Such items include, but are not limited to, strategic- and acquisition-related expenses for professional fees; mark to market adjustments for put options and contingent liabilities; gains and losses on stock-based performance shares; adjustments to its income tax provision (such as valuation allowance adjustments and settlements of income tax claims); items related to corporate and facility restructurings; and certain other items the company believes to be non-indicative of its ongoing operations. Such adjustments may be affected by changes in ongoing assumptions, judgements, as well as nonrecurring, unusual or unanticipated charges, expenses or gains/losses or other items that may not directly correlate to the underlying performance of our business operations. The exact amount of these adjustments is not currently determinable but may be significant.

Fiscal 2025 and 2024 Non-GAAP Reconciliations Supplemental Financial Information Reconciliation of Net Income from Continuing Operations to Adjusted EBITDA Reconciliation of Operating Income to Segment Adjusted EBITDA Reconciliation of Net Income Attributable to Stockholders to Adjusted Net Income (Unaudited) (In thousands) Three Months Ended September 30, 2024 2023 Net income from continuing operations $72,940 $41,769 Interest expense, net 1,756 22 Income tax expense 22,711 13,731 Depreciation and amortization 19,651 20,328 Amortization of purchased intangible assets 9,637 12,553 EBITDA 126,695 88,403 Stock-based compensation 7,140 6,893 Acquisition- and disposition-related expenses 2,884 6,205 Strategic initiative and financial restructuring-related expenses 110 1,746 Operating income from revenues sold to OMNIA (15,710) (11,666) Equity in net (income) loss of unconsolidated affiliates (1,833) 1,726 Other non-operating gain (57,244) — Other reconciling items, net 386 1 Adjusted EBITDA $62,428 $93,308 Less: Contigo Health (a) 2,227 Adjusted EBITDA excluding Contigo Health $64,655 Contigo Health Adjusted EBITDA for the fiscal 2025 first quarter was a loss and therefore added back to the total.

Fiscal 2025 and 2024 Non-GAAP Reconciliations Supplemental Financial Information Reconciliation of Net Income from Continuing Operations to Adjusted EBITDA Reconciliation of Operating Income to Segment Adjusted EBITDA Reconciliation of Net Income Attributable to Stockholders to Adjusted Net Income (Unaudited) (In thousands) Three Months Ended September 30, 2024 2023 Income before income taxes $95,651 $55,500 Equity in net (income) loss of unconsolidated affiliates (1,833) 1,726 Interest expense, net 1,756 22 Other (income) expense, net (60,259) 1,092 Operating income 35,315 58,340 Depreciation and amortization 19,651 20,328 Amortization of purchased intangible assets 9,637 12,553 Stock-based compensation 7,140 6,893 Acquisition- and disposition-related expenses 2,884 6,205 Strategic initiative and financial restructuring-related expenses 110 1,746 Operating income from revenues sold to OMNIA (15,710) (11,666) Deferred compensation plan expense (income) 2,692 (1,125) Other reconciling items, net 709 34 Adjusted EBITDA $62,428 $93,308 SEGMENT ADJUSTED EBITDA Supply Chain Services $77,511 $101,387 Performance Services 14,949 22,930 Corporate (30,032) (31,009) Adjusted EBITDA $62,428 $93,308

Fiscal 2025 and 2024 Non-GAAP Reconciliations Supplemental Financial Information Reconciliation of Net Income from Continuing Operations to Adjusted EBITDA Reconciliation of Operating Income to Segment Adjusted EBITDA Reconciliation of Net Income Attributable to Stockholders to Adjusted Net Income (Unaudited) (In thousands) Three Months Ended September 30, 2024 2023 Net income attributable to stockholders $70,784 $44,761 Loss (income) from discontinued operations, net of tax 1,604 (641) Income tax expense 22,711 13,731 Amortization of purchased intangible assets 9,637 12,553 Stock-based compensation 7,140 6,893 Acquisition- and disposition-related expenses 2,884 6,205 Strategic initiative and financial restructuring-related expenses 110 1,746 Operating income from revenues sold to OMNIA (15,710) (11,666) Equity in net (income) loss of unconsolidated affiliates (1,833) 1,726 Other non-operating gain (57,244) — Other reconciling items, net 6,236 1,630 Adjusted income before income taxes 46,319 76,938 Income tax expense on adjusted income before income taxes 11,580 20,773 Adjusted net income $34,739 $56,165

Fiscal 2025 and 2024 Non-GAAP Reconciliations Supplemental Financial Information Reconciliation of Net Cash Provided by Operating Activities from Continuing Operations to Free Cash Flow (Unaudited) (In thousands) Three Months Ended September 30, 2024 2023 Net cash provided by operating activities from continuing operations $80,043 $62,650 Early termination payments to certain former limited partners that elected to execute a Unit Exchange Agreement (25,206) (24,742) Purchases of property and equipment (17,718) (21,270) Cash payments to OMNIA for the sale of future revenues (20,949) (4,322) Free Cash Flow $16,170 $12,316

Fiscal 2025 and 2024 Non-GAAP Reconciliations Supplemental Financial Information Reconciliation of GAAP EPS to Adjusted EPS (Unaudited) (In thousands, except per share data) Three Months Ended September 30, 2024 2023 Net income attributable to stockholders $70,784 $44,761 Loss (income) from discontinued operations, net of tax 1,604 (641) Income tax expense 22,711 13,731 Amortization of purchased intangible assets 9,637 12,553 Stock-based compensation 7,140 6,893 Acquisition- and disposition-related expenses 2,884 6,205 Strategic initiative and financial restructuring-related expenses 110 1,746 Operating income from revenues sold to OMNIA (15,710) (11,666) Equity in net (income) loss of unconsolidated affiliates (1,833) 1,726 Other non-operating gain (57,244) — Other reconciling items, net 6,236 1,630 Adjusted income before income taxes 46,319 76,938 Income tax expense on adjusted income before income taxes 11,580 20,773 Adjusted net income $34,739 $56,165

Fiscal 2025 and 2024 Non-GAAP Reconciliations Supplemental Financial Information Reconciliation of GAAP EPS to Adjusted EPS (Unaudited) (In thousands, except per share data) Three Months Ended September 30, 2024 2023 Weighted average: Basic weighted average shares outstanding 100,380 119,344 Dilutive shares 611 789 Weighted average shares outstanding - diluted 100,991 120,133 Basic earnings per share attributable to stockholders $0.71 $0.38 Loss (income) from discontinued operations, net of tax 0.02 (0.01) Income tax expense 0.23 0.12 Amortization of purchased intangible assets 0.10 0.11 Stock-based compensation 0.07 0.06 Acquisition- and disposition-related expenses 0.03 0.05 Strategic initiative and financial restructuring-related expenses — 0.01 Operating income from revenues sold to OMNIA (0.16) (0.10) Equity in net (income) loss of unconsolidated affiliates (0.02) 0.01 Other non-operating gain (0.57) — Other reconciling items, net 0.05 0.01 Impact of corporation taxes (0.12) (0.17) Adjusted earnings per share $0.34 $0.47